EXHIBIT 23.1             CONSENT OF PRICEWATERHOUSECOOPERS LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 21, 2001, relating to the financial statements of HealthExtras, Inc., which appears in HealthExtras, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Washington, DC
May 25, 2001